Exhibit 23.1

              CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement
on Form S-8 (File No.     ) of our reports dated March 2, 1998, on our audits
of the consolidated financial statements of Leviathan Gas Pipeline Partners, L.P. and the financial statements of Viosca Knoll Gathering Company.

                                  /s/ PricewaterhouseCoopers LLP
                                  PricewaterhouseCoopers LLP

Houston, Texas
January 14, 1999